UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 19, 2004

INTEREP NATIONAL RADIO SALES, INC.

(Exact name of registrant as specified in its charter)

New York	000-28395	13-1865151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Park Avenue, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 916-0700

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On August 19, 2004, Interep reached a settlement with Citadel Broadcasting with respect to a dispute arising after Citadel ended its representation with Interep in October 2003. The parties have agreed to jointly state that Citadel no longer contends that McGavren Guild breached the Representation Agreement or failed to adequately perform. The precise terms of the settlement are confidential. A copy of the press release discussing the settlement is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits

99.1	Press Release dated August 20, 2004 (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2004		INTEREP NATIONAL RADIO SALES, INC. (Registrant)

	By:	/S/ WILLIAM J. MCENTEE, JR.
(Signature)*

	Name:	William J. McEntee, Jr.
	Title:	Senior Vice President and Chief Financial Officer

*	Print name and title of the signing officer under his signature.

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated August 20, 2004